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                           SECURITIES AND EXCHANGE COMMISSION

                                  WASHINGTON, D.C. 20549





                                        FORM 8-K



                                      CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934



           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 7, 2000


                                   NEXTEL PARTNERS, INC.
                    (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                    DELAWARE              333-78459          91-1930918
        (STATE OR OTHER JURISDICTION)   (COMMISSION       (IRS EMPLOYER
                 OF INCORPORATION)        NUMBER)       IDENTIFICATION NO.)



                                    4500 CARILLON POINT
                                KIRKLAND, WASHINGTON 98033
                                     (425) 828-1713


           (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE
                                           OFFICE)







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ITEM 5.         OTHER EVENTS

        On February 7, 2000, Nextel Partners, Inc. (the "Company") issued a press release announcing fourth quarter operating results.


ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

(c)     EXHIBITS.


Exhibit No.                 Description
    ----------------------------------

99.1                        Press Release dated February 7, 2000





                                    SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEXTEL PARTNERS, INC.

Date: February 7, 2000

                                          /s/ JOHN D. THOMPSON
                                          -------------------------------------
                                          John D. Thompson
                                          Chief Financial Officer and Treasurer







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                                    EXHIBIT INDEX


Exhibit                       Description
----------------------      -------------
99.1                          Press Release dated February 7, 2000.